EXHIBIT 23.2

CONSENT OF KOST FORER GABBAY & KASIERER,

A MEMBER OF ERNST & YOUNG GLOBAL, FORMER INDEPENDENT AUDITOR

OF XTEND NETWORKS LTD.

We consent to the incorporation by reference in the Registration Statement (Form S-8, File No. 333-37804), pertaining to the 1996 Equity Incentive Plan, the 1999 Employee and Consultant Equity Incentive Plan, the 2000 Employee and Consultant Equity Incentive Plan and the 2000 Employee Stock Purchase Plan; the Registration Statement (Form S-8, File No. 333-55958), pertaining to the 1996 Equity Incentive Plan, the 1999 Employee and Consultant Equity Incentive Plan, the Amended and Restated 2000 Employee and Consultant Equity Incentive Plan, and the 2000 Employee Stock Purchase Plan; the Registration Statement (Form S-8, File No. 333-67070), pertaining to the Second Amended and Restated 2000 Employee and Consultant Equity Incentive Plan; the Registration Statement (Form S-8, File No. 333-86878), pertaining to the Second Amended and Restated 2000 Employee and Consultant Equity Incentive Plan and the 2000 Employee Stock Purchase Plan; the Registration Statement (Form S-8, File No. 333-105216), pertaining to the Second Amended and Restated 2000 Employee and Consultant Equity Incentive Plan and the 2000 Employee Stock Purchase Plan; the Registration Statement (Form S-8, File No. 333-113838), pertaining to the Second Amended and Restated 2000 Employee and Consultant Equity Incentive Plan and the 2000 Employee Stock Purchase Plan; and the Registration Statement (Form S-8 No. 333-            ) pertaining to the Second Amended and Restated 2000 Employee and Consultant Equity Incentive Plan and 2000 Employee Stock Purchase Plan, each of Vyyo Inc., of our report dated April 29, 2004, with respect to the consolidated financial statements of Xtend Networks Ltd. for the year ended December 31, 2003, included in the Form 8-K/A of Vyyo Inc. dated September 13, 2004 filed with the Securities and Exchange Commission.

/s/ Kost Forer Gabbay & Kasierer,
a member of Ernst & Young Global

Tel-Aviv, Israel

January 7, 2005